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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):    July 28, 2005
                                                 ----------------------


                               TRUE VALUE COMPANY
             -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       2-20910              36-2099896
          --------                       -------              ----------
(State or Other Jurisdiction          (Commission            (IRS Employer
     of Incorporation)                File Number)        Identification No.)


  8600 West Bryn Mawr Avenue, Chicago, Illinois               60631-3505
  ---------------------------------------------               ----------
    (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code (773) 695-5000
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

In its recent filings required under the Securities Exchange Act of 1934, including its Form 10-K filed for the fiscal year ending December 31, 2004, True Value has disclosed that it was pursuing claims against its former outside auditor, Ernst & Young LLP ("E&Y"), for professional malpractice, breach of contract, deceptive business practices and fraud. On July 28, 2005, an arbitration panel denied True Value's claims against E&Y in their entirety. The decision of the arbitration panel also requires True Value to reimburse E&Y for its attorneys' fees and expenses related to this matter, which have yet to be ascertained. True Value believes that such amount may be material to its financial statements and results of operations. As True Value previously disclosed, the arbitration is subject to confidentiality requirements.


Matters discussed in this report may contain forward-looking statements within the meaning of the safe-harbor provisions of the Securities Exchange Act of 1934. These forward-looking statements are subject to various risks and uncertainties. Actual results may vary materially from the expectations contained therein. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed therein may include factors that are beyond the company's ability to control or estimate precisely, such as the ultimate requirements of the company's lenders, projections about the efficiencies that may be achieved by the company's initiatives, expectations about member response to the company initiatives, estimates of future market conditions in the hardware industry, the behavior of other market participants in the industry and the actions and economic conditions in the service territories of the company's members. Other risk factors are detailed from time to time in the company's SEC reports. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this document. The company does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this letter.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      True Value Company


Dated:  July 29, 2005                 By /s/ David A. Shadduck
                                      ---------------------------------
                                      Name: David A. Shadduck
                                      Title:   Senior Vice President and
                                               Chief Financial Officer